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                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-336701, 33-358205, and 33-358209.



ARTHUR ANDERSEN LLP


Detroit, Michigan
March 29, 2000